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                                                                    EXHIBIT 32.1
                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                           PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the accompanying Form 10-Q of N2H2, Inc. for the quarterly period ended June 30, 2003, the undersigned, Howard Philip Welt, President and Chief Executive Officer of N2H2, and J. Paul Quinn, Vice President, Chief Financial Officer, Secretary and Treasurer of N2H2, each do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) such Form 10-Q for the quarterly period ended June 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Form 10-Q for the quarterly period ended June 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of N2H2, Inc.


Date: August 13, 2003


/s/   HOWARD PHILIP WELT
-------------------------------------
Howard Philip Welt
President and Chief Executive Officer


Date: August 13, 2003


/s/ J. PAUL QUINN
-------------------------------------
J. Paul Quinn
Vice President, Chief Financial Officer, Secretary and Treasurer